AMENDMENT TO PROMISSORY NOTES

This Amendment to Promissory Notes (this "Amendment") is made and entered into as of the 29th day of June, 2007 between Contango Venture Capital Corporation ("Lender") and Trulite, Inc., a Delaware corporation ("Debtor").

RECITALS

1. Debtor has executed the promissory notes issued below (collectively, the "Notes"):

   a. Promissory Note dated August 9, 2006 and that certain amendment to Promissory Note dated May 1, 2007 (collectively the "Promissory Note dated August 9, 2006") in the principal amount of $125,000 payable to Lender;

   b. Promissory Note dated November 22, 2006 in the principal amount of $400,000 payable to Lender; and

   c. Promissory Note dated February 6, 2007 in the principal amount of $240,000 payable to Lender;

2. Debtor and Lender desire to extend the maturity date of each of the Notes to December 31, 2007.

3. Debtor and Lender desire to modify the interest rates bearable in the Notes.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, Debtor and Lender hereby agree as follows:

1. Each Promissory Note is hereby amended so that the term "Maturity Date" in such Note means December 31, 2007

2. The Promissory Notes dated August 9, 2006 and November 22, 2006 are hereby amended to bear interest thereon at a rate per annum equal to the Prime Rate published in the July 2, 2007 *Wall Street Journal* plus four percent (4%) from July 2, 2007 until the Notes are paid in full.

3. The Note dated February 6, 2007 is hereby amended to bear interest thereon at a rate per annum equal to the Prime Rate published in the August 6, 2007 *Wall Street Journal* under the heading "Money Rates" plus four percent (4%) from August 6, 2007 until the Notes are paid in full.

4. Except as amended hereby, the terms of each Note remain unchanged.

Executed as of the date first set forth above.

DEBTOR:

TRULITE, INC.

By: Jonathan H. Godshall
Name: JONATHAN GODSHALL
Title: PRESIDENT

LENDER:

CONTANGO VENTURE CAPITAL CORPORATION

By: [signature]
Name: Kenneth R. Peak
Title: President